LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                 [$377,236,000]
               (APPROXIMATE OFFERED, SUBJECT TO +/- 10% VARIANCE)
                                 SARM 2005-19XS
                          MEZZANINE SENIOR TERM SHEET
                     SENIOR / SUBORDINATE REMIC CERTIFICATES
                 COUNTRYWIDE HOME LOANS, ORIGINATOR AND SERVICER
                    AURORA LOAN SERVICES LLC, MASTER SERVICER
                                  TBD, TRUSTEE

---------------------------------------------------------------------------------------
                                                                    LEGAL
                    APPROXIMATE      INITIAL        CREDIT          FINAL      EXPECTED
     CLASS            SIZE ($)      COUPON (1)   SUPPORT (%)(2)    MATURITY     RATINGS
---------------------------------------------------------------------------------------
     1-A1          [$687,421,000]  1mL + [TBD]%    [40.00%]      [10/25/2035]    [AAA]
     2-A1          [$365,330,000]  1mL + [TBD]%    [40.00%]      [10/25/2035]    [AAA]
---------------------------------------------------------------------------------------
    1-A2(3)        [$246,326,000]  1mL + [TBD]%    [18.50%]      [10/25/2035]    [AAA]
    2-A2(3)        [$130,910,000]  1mL + [TBD]%    [18.50%]      [10/25/2035]    [AAA]
---------------------------------------------------------------------------------------
     1-A3              [TBD]       1mL + [TBD]%     [TBD%]       [10/25/2035]    [AAA]
     2-A3              [TBD]       1mL + [TBD]%     [TBD%]       [10/25/2035]    [AAA]
---------------------------------------------------------------------------------------
Pool 1 Subs(4)         [TBD]       1mL + [TBD]%     [TBD]        [10/25/2035]    [TBD]
---------------------------------------------------------------------------------------
Pool 2 Subs(4)         [TBD]       1mL + [TBD]%     [TBD]        [10/25/2035]    [TBD]
---------------------------------------------------------------------------------------

(1) The Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 1-A3 and Class 2-A3 Certificates (the "Class A Certificates") will accrue interest at a rate of 1-Month LIBOR plus a specified spread subject to the applicable Net Funds Cap. The Subordinate Certificates will accrue interest at a rate of 1-Month LIBOR plus a specified spread subject to the applicable Net Funds Cap. One Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.

(2) The Class A and Subordinate Certificates will have the benefit of credit support provided by (i) overcollateralization and (ii) excess spread.

(3) Realized losses otherwise allocable to the Class 1-A2 Certificates will be allocated to the Class 1-A3 Certificates and realized losses otherwise allocable to the Class 2-A2 Certificates will be allocated to the Class 2-A3 Certificates.

(4) The Pool 1 Subs and Pool 2 Subs represent the Subordinate Classes from each pool and, along with the Class 1-A1, Class 2-A1, Class 1-A3 and Class 2-A3 Certificates are not offered hereby.


Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

DEAL OVERVIEW

         o The issuer will be Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS and the transaction will be found on Bloomberg under the symbol "SARM".

         o The collateral will be comprised of two pools, (i) one pool of 12-month MTA negative amortization ARMs and (ii) one pool of 1-month LIBOR negative amortization ARMs (both, "Option ARMs"). The Mortgage Loans will have a weighted average Life Ceiling of 9.956%, and will feature a Maximum Negative Amortization Limit of 115% (exception, State of New York 110%).

         o Each Mortgage Loan has either a one month or three month teaser rate that ranges from 1.000% to 5.250%. As of the Statistical Cut-Off Date, approximately 32.14% of the mortgage loans in pool 1 and approximately 1.81% of the mortgage loans in pool 2 are still in the teaser rate period. Below is a summary of the mortgage loans based on the Statistical Cut-Off Date collateral:

              ------------------------------------------------------------------------
                                                        GROSS    NET   GROSS   WA LIFE
              POOL    LOAN TYPE          BALANCE         WAC     WAC   MARGIN  CEILING
              ------------------------------------------------------------------------
                      MTA/Option
              Pool 1  ARM           $1,145,703,175.15   4.325%  3.908%  3.031%  9.955%
              ------------------------------------------------------------------------
                      1mL/Option
              Pool 2  ARM             $608,884,502.61   6.120%  5.720%  2.799%  9.957%
              ------------------------------------------------------------------------

         o After the one to three month teaser rate period, the interest rates on the Mortgage Loans may adjust monthly but their monthly payments and amortization schedules adjust annually and are not subject to periodic caps.

         o The first payment change date will be the first day of the month on which the thirteenth monthly payment is due and every twelve months thereafter. On each payment change date, the payment changes to the fully amortizing amount of the current interest rate, principal balance, and remaining term, subject to the payment cap.

         o On each payment change date (with the exception of each fifth payment change date, the final payment change date and any payment date in which the Maximum Negative Amortization Limit has been reached), any increase in the monthly payment shall be limited to an amount no more than 7.50% of the payment amount (P&I) for the previous period. The monthly payment for each Mortgage Loan is recast every five years without provision for the payment cap.

         o The required monthly payment may also be less than the accrued interest for such Mortgage Loan which, under this instance, negative amortization would occur. In order to keep borrowers informed of how interest rate changes could affect their normal amortization schedule each month, the borrower is provided three Payment Options that are greater than the required minimum monthly payment as follows: (1) the amount that would cover the interest accrual for the month (the interest-only amount); (2) the amount that would amortize the Mortgage Loan fully at the original maturity date (the thirty year fully amortizing amount); and (3) the amount that would amortize the Mortgage Loan to a fifteen year maturity date (the fifteen year fully amortizing amount).

         o To the extent that the amount of interest calculated for any class is limited by the application of the applicable Net Funds Cap (such excess, a "Basis Risk Shortfall"), that class will be entitled to the amount of the Basis Risk Shortfall or Unpaid Basis Risk Shortfall with interest thereon at the applicable Interest Rate (calculated without regard to the applicable Net Funds Cap).

         o 1% Optional Termination: The transaction may be called by ALS on any Distribution Date after the aggregate outstanding mortgage balance of the Mortgage Pool mortgage loans is less than 1% of the Cut-Off Date balance.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

NEGATIVE AMORTIZATION

         o Since the Mortgage Loans are subject to Negative Amortization, the Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each period with respect to the related Mortgage Pool may be offset by principal prepayments.

         o Any negative amortization that is not offset by principal prepayments ("Net Deferred Interest") will be allocated to all of the related Certificates, pro rata, according to their respective principal amount, in reduction of the interest distributable to such Class for such Distribution Date.

--------------------------------------------------------------------------------
 ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE CURRENT COLLATERAL BALANCES AS OF JULY 1, 2005, OR IN SOME CASES, AUGUST 1, 2005 (THE "STATISTICAL CALCULATION DATE") UNLESS OTHERWISE INDICATED. THE INFORMATION CONTAINED HEREIN
  WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN ANY SUBSEQUENT TERM SHEETS AND THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT
          SUPERSEDES THE INFORMATION IN ALL PRIOR TERM SHEETS, IF ANY.
--------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS

Cut-off Date:                August 1, 2005

Statistical Cut-Off Date:    August 1, 2005

Settlement Date:             August 31, 2005

Distribution Date:           25(th) of each month (or if such day is not a
                             business day, the next succeeding business day), commencing in September 2005

Issuer:                      Structured Adjustable Rate Mortgage Loan Trust
                             ("SARM"), Series 2005-19XS

Trustee:                     TBD

Pricing Speed:               25% CPR

Master Servicer:             Aurora Loan Services LLC ("ALS")

Certificates:                "Senior Certificates": Class A Certificates
                             "Super Senior Certificates": Class 1-A1 and
                             Class 2-A1 Certificates

                             "Middle Mezzanine Senior Certificates": Class 1-A2 and 2-A2 Certificates

                             "Junior Mezzanine Senior Certificates": Class 1-A3 and 2-A3 Certificates

                             "Certificates": Senior and Subordinate Certificates

Master Servicer Fee:          The Master Servicer will be paid a monthly fee
                              (the "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the mortgage loans on deposit in the Collection Account, established by the Master Servicer, and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Day Count:                    Actual/360 for the Class A Certificates

Accrual Period:               The "Accrual Period" applicable to the Class A
                              Certificates with respect to each Distribution
                              Date will be the period beginning on the immediately preceding Distribution Date (or in the case of the first Distribution Date, August 25,
                              2005) and ending on the day immediately preceding the related Distribution Date.

Settlement:                   The Senior Certificates will settle with accrued
                              interest.

Delay Days:                   Zero day delay for the Class A Certificates

Collection Period:            The "Collection Period" with respect to any
                              Distribution Date is the one month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs (i.e.: 2(nd) day of prior month through 1(st) day of month of such distribution).

Registration:                 All the Class A and Subordinate Certificates are
                              book-entry form through DTC.

Minimum Denomination:         Minimum $25,000; increments $1 in excess thereof
                              for the Senior Certificates

Tax Status:                   REMIC for Federal income tax purposes.

SMMEA Eligibility:            The Class A Certificate will be SMMEA eligible.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                     RESIDENTIAL MORTGAGE FINANCE

ERISA Eligibility:       The Class A Certificates are expected to be ERISA
                         eligible.

Pool 1 Net Funds Cap:    The "Pool 1 Net Funds Cap" with respect to each
                         Distribution Date will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the interest remittance amount from the pool 1 mortgage loans such date and (2)
                         12, and the denominator of which is the balance of the pool 1 mortgage loans for the immediately preceding
                         Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date. The Pool 1 Net Funds
                         Cap will be applicable to the Class 1-A1, Class 1-A2 and Class 1-A3 Certificates.

Pool 2 Net Funds Cap:    The "Pool 2 Net Funds Cap" with respect to each
                         Distribution Date will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the interest remittance amount from the pool 2 mortgage loans such date and (2)
                         12, and the denominator of which is the balance of the pool 2 mortgage loans for the immediately preceding
                         Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date. The Pool 2 Net Funds
                         Cap will be applicable to the Class 2-A1, Class 2-A2 and Class 2-A3 Certificates.

Basis Risk Shortfall:    To the extent that the coupons on the Class A and the
                         Subordinate Certificates are limited by the applicable
                         Net Funds Cap, that class will have a "Basis Risk
                         Shortfall" and will be entitled to the amount. If such amounts are not paid back in the period in which they occur, interest will accrue on the balance of the Basis
                         Risk Shortfall at the coupon for such class, calculated without respect to the applicable Net Funds Cap.

--------------------------------------------------------------------------------
                              TRANSACTION CONTACTS
--------------------------------------------------------------------------------
MBS TRADING AND STRUCTURING     Khalil Kanaan     (212) 526-8320
                                Brendan Garvey    (212) 526-8320

SYNDICATE                       Kevin White       (212) 526-9519
                                Bob Caldwell      (212) 526-9519
                                Dan Covello       (212) 526-9519
                                Paul Tedeschi     (212) 526-9519

MBS BANKING                     Mike Hitzmann     (212) 526-5806
                                Nick Stimola      (212) 526-0212
                                Sam Warren        (212) 526-1486

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY - MORTGAGE POOL 1

--------------------------------------------------------------------------------
                 SARM 2005-19XS - COLLATERAL SUMMARY FOR POOL 1
                         AS OF STATISTICAL CUT-OFF DATE
--------------------------------------------------------------------------------

TOTAL NUMBER OF LOANS                          2,943                OCCUPANCY STATUS
TOTAL OUTSTANDING LOAN BALANCE     $1,145,703,175.15                Primary Home                                          78.91%
AVERAGE LOAN PRINCIPAL BALANCE              $389,298                Investment                                            15.02%
PREPAYMENT PENALTY                            57.20%                Second Home                                            6.07%
WEIGHTED AVERAGE COUPON                       4.325%
WEIGHTED AVERAGE ORIGINAL RATE                1.307%
WEIGHTED AVERAGE MARGIN                       3.031%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)             360                GEOGRAPHIC DISTRIBUTION
WEIGHTED AVERAGE REMAINING TERM (MO.)            358                (Other states account individually for less than
                                                                    4% of the Cut-off
                                                                    Date principal
WEIGHTED AVERAGE LOAN AGE (MO.)                    2                balance.)
ORIGINAL LTV >80 AND MI                      100.00%                California                                           60.23%
WEIGHTED AVERAGE ORIGINAL LTV                 75.46%                Florida                                              11.07%
NON-ZERO WEIGHTED AVERAGE FICO                   711                Nevada                                                4.64%
PAYMENT CAP                                    7.50%
ORIGINAL MONTHS TO RECAST (MO.)                   60
INDEX - 1- YEAR MTA                          100.00%
                                         Countrywide
ORIGINATORS                                   (100%)               LIEN POSITION
INITIAL AND SUBSEQUENT CAPS                     None               First                                                100.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                      COLLATERAL CHARACTERISTICS FOR POOL 1
--------------------------------------------------------------------------------
 Collateral characteristics are listed below as of the Statistical Cut-Off Date

------------------------------------------------------------------------------------------------
                                   SCHEDULED PRINCIPAL BALANCES
------------------------------------------------------------------------------------------------
                                    # OF  MORTGAGE                                % OF POOL
        ($)                            LOANS        PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------
0.01 -  50,000.00                         6         $      241,744.91               0.02%
50,000.01  - 100,000.00                  64              5,229,593.67               0.46
100,000.01 - 150,000.00                 235             30,101,231.99               2.63
150,000.01 - 200,000.00                 288             50,642,333.44               4.42
200,000.01 - 250,000.00                 329             74,054,672.50               6.46
250,000.01 - 300,000.00                 292             80,352,510.70               7.01
300,000.01 - 350,000.00                 282             91,353,738.91               7.97
350,000.01 - 400,000.00                 313            118,624,517.01              10.35
400,000.01 - 450,000.00                 268            113,800,507.68               9.93
450,000.01 - 500,000.00                 191             90,753,466.69               7.92
500,000.01 - 550,000.00                 164             86,031,490.80               7.51
550,000.01 - 600,000.00                 120             69,156,956.99               6.04
600,000.01 - 650,000.00                 137             86,938,204.89               7.59
650,000.01 - 700,000.00                  30             20,065,284.93               1.75
700,000.01 - 750,000.00                  31             22,556,897.26               1.97
750,000.01 - 800,000.00                  32             24,970,555.89               2.18
800,000.01 - 850,000.00                  24             19,840,054.52               1.73
850,000.01 - 900,000.00                  21             18,510,754.64               1.62
900,000.01 - 950,000.00                  15             13,856,155.93               1.21
950,000.01 - 1,000,000.00                38             37,458,503.42               3.27
1,000,000.01 - 1,250,000.00              15             16,910,880.80               1.48
1,250,000.01 - 1,500,000.00              35             49,119,577.04               4.29
1,500,000.01 - 1,750,000.00               5              8,028,863.20               0.70
1,750,000.01 - 2,000,000.00               6             11,294,677.34               0.99
2,750,000.01 - 3,000,000.00               2              5,810,000.00               0.51
------------------------------------------------------------------------------------------------
TOTAL:                                2,943         $1,145,703,175.15             100.00%
------------------------------------------------------------------------------------------------
Min.: $28,674
Max: $3,000,000
Avg.: $389,298
------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                     RESIDENTIAL MORTGAGE FINANCE

Collateral characteristics are listed below as of the Statistical Cut-Off Date

------------------------------------------------------------------------------------------------
                                      CURRENT MORTGAGE RATES
------------------------------------------------------------------------------------------------
                                    # OF  MORTGAGE                                % OF POOL
        (%)                            LOANS        PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------
0.501 - 1.000                           339              $206,346,727.45          18.01%
1.001 - 1.500                            96                49,573,816.00           4.33
1.501 - 2.000                           142                73,037,361.94           6.37
2.001 - 2.500                            38                14,398,785.20           1.26
2.501 - 3.000                            50                14,308,554.00           1.25
3.001 - 3.500                            30                 8,962,542.52           0.78
3.501 - 4.000                             5                 1,582,857.27           0.14
4.001 - 4.500                             5                 2,471,086.88           0.22
4.501 - 5.000                            81                38,151,885.50           3.33
5.001 - 5.500                           450               198,066,513.48          17.29
5.501 - 6.000                         1,225               401,700,130.39          35.06
6.001 - 6.500                           365               106,985,098.29           9.34
6.501 - 7.000                            96                24,299,064.67           2.12
7.001 - 7.500                            19                 5,170,770.26           0.45
7.501 - 8.000                             2                   647,981.30           0.06
------------------------------------------------------------------------------------------------
TOTAL:                                2,943            $1,145,703,175.15         100.00%
------------------------------------------------------------------------------------------------
Min.: 1.000%
Max: 7.625%
Weighted Avg.:  4.325%
------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 1 (CONTINUED)
--------------------------------------------------------------------------------
Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                        ORIGINAL TERMS TO STATED MATURITY
-------------------------------------------------------------------------------------
                        # OF MORTGAGE                                 % OF POOL
        (MONTHS)            LOANS        PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
-------------------------------------------------------------------------------------
360                         2,943         $1,145,703,175.15            100.00%
-------------------------------------------------------------------------------------
TOTAL:                      2,943         $1,145,703,175.15            100.00%
-------------------------------------------------------------------------------------
Min.: 360
Max.: 360
Weighted Avg.: 360
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

                       REMAINING TERMS TO STATED MATURITY
-------------------------------------------------------------------------------------
                        # OF MORTGAGE                                 % OF POOL
        (MONTHS)            LOANS        PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
-------------------------------------------------------------------------------------
350 - 355                    29             $9,646,557.49                0.84%
356 - 360                 2,914          1,136,056,617.66               99.16
-------------------------------------------------------------------------------------
TOTAL:                    2,943         $1,145,703,175.15              100.00%
-------------------------------------------------------------------------------------
Min: 350
Max: 360
Weighted Avg.: 358
-------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 1 (CONTINUED)
--------------------------------------------------------------------------------
Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                          ORIGINAL LOAN-TO-VALUE RATIO
------------------------------------------------------------------------------------------
                             # OF MORTGAGE                                  % OF POOL
        (%)                     LOANS           PRINCIPAL  BALANCE ($)   PRINCIPAL BALANCE
------------------------------------------------------------------------------------------
0.01 - 10.00                      1               $428,576.24                 0.04%
10.01 - 20.00                     1                900,000.00                 0.08
20.01 - 30.00                    11              2,493,144.48                 0.22
30.01 - 40.00                    25              6,974,039.58                 0.61
40.01 - 50.00                    57             28,969,326.90                 2.53
50.01 - 60.00                   147             62,362,880.04                 5.44
60.01 - 70.00                   368            176,271,344.94                15.39
70.01 - 80.00                 1,792            725,989,148.03                63.37
80.01 - 90.00                   392            102,324,073.53                 8.93
90.01 - 100.00                  149             38,990,641.41                 3.40
------------------------------------------------------------------------------------------
TOTAL:                        2,943         $1,145,703,175.15               100.00%
------------------------------------------------------------------------------------------
Min.: 8.00%
Max: 100.00%
Weighted Avg:   75.46%
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   FICO SCORE
--------------------------------------------------------------------------------
                    # OF MORTGAGE                               % OF POOL
                        LOANS       PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
--------------------------------------------------------------------------------
Not Available             4                $863,295.18            0.08%
581 - 600                 1                 250,214.05            0.02
601 - 620                18               6,287,629.85            0.55
621 - 640               157              50,647,824.02            4.42
641 - 660               267              89,369,607.59            7.80
661 - 680               465             184,448,534.46           16.10
681 - 700               476             185,777,345.26           16.22
701 - 720               414             165,834,108.41           14.47
721 - 740               369             150,460,547.74           13.13
741 - 760               295             124,747,867.58           10.89
761 - 780               286             108,869,969.96            9.50
781 - 800               143              61,440,503.76            5.36
801 - 820                48              16,705,727.29            1.46
--------------------------------------------------------------------------------
TOTAL:                2,943          $1,145,703,175.15         100.00%
--------------------------------------------------------------------------------
Min.: 600
Max.: 817
Non-Zero Weighted Avg.: 711
--------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 1 (CONTINUED)
--------------------------------------------------------------------------------
Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  LOAN PURPOSE
--------------------------------------------------------------------------------
                   # OF MORTGAGE                               % OF POOL
                        LOANS        PRINCIPAL BALANCE ($)  PRINCIPAL BALANCE
--------------------------------------------------------------------------------
Purchase                1,200            $486,157,959.91          42.43%
Cash Out Refinance      1,185             460,230,124.19          40.17
Rate/Term Refinance       558             199,315,091.05          17.40
--------------------------------------------------------------------------------
TOTAL:                  2,943          $1,145,703,175.15         100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PROPERTY TYPE
--------------------------------------------------------------------------------
                   # OF MORTGAGE                               % OF POOL
                        LOANS        PRINCIPAL BALANCE ($)  PRINCIPAL BALANCE
--------------------------------------------------------------------------------
Single Family           1,761          $689,412,916.75             60.17%
PUD                       631           259,236,581.92             22.63
Condo                     395           131,042,897.93             11.44
2-4 Family                156            66,010,778.55              5.76
--------------------------------------------------------------------------------
TOTAL:                  2,943        $1,145,703,175.15            100.00%
--------------------------------------------------------------------------------


Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 1 (CONTINUED)
--------------------------------------------------------------------------------
Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 STATES - TOP 10
--------------------------------------------------------------------------------
              # OF MORTGAGE                               % OF POOL
                 LOANS        PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
--------------------------------------------------------------------------------
California      1,544           $690,105,301.73             60.23%
Florida           403            126,795,160.65             11.07
Nevada            172             53,196,918.86              4.64
Arizona           114             33,247,412.82              2.90
New Jersey         71             30,178,909.87              2.63
Virginia           50             20,477,695.10              1.79
Maryland           43             20,047,779.09              1.75
Illinois           46             19,058,226.11              1.66
Washington         55             17,425,296.17              1.52
Massachusetts      30             17,295,537.32              1.51
Other             415            117,874,937.43             10.29
--------------------------------------------------------------------------------
TOTAL:          2,943         $1,145,703,175.15            100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               DOCUMENTATION TYPE
--------------------------------------------------------------------------------
              # OF MORTGAGE                               % OF POOL
                 LOANS        PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
--------------------------------------------------------------------------------
Full              696           $229,328,154.09              20.02%
Limited         1,156            412,830,289.82              36.03
Alternate          54             19,621,231.02               1.71
Stated            411            138,037,933.60              12.05
Reduced           620            343,950,710.66              30.02
No Documentation    6              1,934,855.96               0.17
--------------------------------------------------------------------------------
TOTAL:          2,943         $1,145,703,175.15             100.00%
--------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                     RESIDENTIAL MORTGAGE FINANCE
--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 1 (CONTINUED)
--------------------------------------------------------------------------------
 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  GROSS MARGIN
--------------------------------------------------------------------------------
                       # OF
                      MORTGAGE                                   % OF POOL
    (%)                LOANS         PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
--------------------------------------------------------------------------------
1.501 - 2.000            17              $8,255,897.48               0.72%
2.001 - 2.500           248             130,189,512.06              11.36
2.501 - 3.000           979             417,562,604.25              36.45
3.001 - 3.500         1,298             463,815,548.76              40.48
3.501 - 4.000           287              94,811,481.27               8.28
4.001 - 4.500            92              24,720,430.53               2.16
4.501 - 5.000            22               6,347,700.80               0.55
--------------------------------------------------------------------------------
TOTAL:                2,943          $1,145,703,175.15             100.00%
--------------------------------------------------------------------------------

Min: 1.550%
Max: 4.950%
Weighted Avg: 3.031%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  MAXIMUM RATE
--------------------------------------------------------------------------------
                       # OF
                      MORTGAGE                                   % OF POOL
    (%)                LOANS         PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
--------------------------------------------------------------------------------
9.501 - 10.000          2,929      $1,141,253,286.73               99.61%
10.001 - 10.500             4           1,227,708.04                0.11
10.501 - 11.000             5           1,500,038.57                0.13
11.001 - 11.500             1              28,673.90                0.00
11.501 - 12.000             1             972,938.76                0.08
12.001 - 12.500             1             218,650.00                0.02
12.501 - 13.000             2             501,879.15                0.04
--------------------------------------------------------------------------------
TOTAL:                  2,943      $1,145,703,175.15              100.00%
--------------------------------------------------------------------------------

Min: 9.950%
Max: 12.575%
Weighted Avg: 9.955%
--------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                     RESIDENTIAL MORTGAGE FINANCE

Collateral characteristics are listed below as of the Statistical Cut-Off Date

--------------------------------------------------------------------------------
                                      FLOOR
--------------------------------------------------------------------------------
                       # OF
                      MORTGAGE                                   % OF POOL
    (%)                LOANS         PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
--------------------------------------------------------------------------------
0.501 - 1.000             2               $1,982,000.00            0.17%
1.501 - 2.000            17                8,255,897.48            0.72
2.001 - 2.500           247              128,819,512.06           11.24
2.501 - 3.000           978              416,950,604.25           36.39
3.001 - 3.500         1,298              463,815,548.76           40.48
3.501 - 4.000           287               94,811,481.27            8.28
4.001 - 4.500            92               24,720,430.53            2.16
4.501 - 5.000            22                6,347,700.80            0.55
--------------------------------------------------------------------------------
TOTAL:                2,943           $1,145,703,175.15          100.00%
--------------------------------------------------------------------------------

Min: 1.000%
Max: 4.950%
Weighted Avg:   3.027%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           NEGATIVE AMORTIZATION LIMIT
--------------------------------------------------------------------------------
                       # OF
                      MORTGAGE                                   % OF POOL
    (%)                LOANS         PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
--------------------------------------------------------------------------------
110%                    13              $6,721,366.70                 0.59%
115%                 2,930           1,138,981,808.45                99.41
--------------------------------------------------------------------------------
TOTAL:               2,943          $1,145,703,175.15               100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              INITIAL TEASER PERIOD
--------------------------------------------------------------------------------
                       # OF
                      MORTGAGE                                   % OF POOL
                       LOANS         PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
--------------------------------------------------------------------------------
1 month               2,733         $1,052,993,561.16                91.91%
3 months                210             92,709,613.99                 8.09
--------------------------------------------------------------------------------
TOTAL:                2,943         $1,145,703,175.15               100.00%
--------------------------------------------------------------------------------
Of the loans that have a 1 month teaser period, 28.19% of the loans are still in their teaser period, and of the loans with a 3 month teaser period, 77.00% of the loans are still in their teaser period.
--------------------------------------------------------------------------------


Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                  RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 1 (CONTINUED)
--------------------------------------------------------------------------------
 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            NEXT RATE ADJUSTMENT DATE
--------------------------------------------------------------------------------
                       # OF
                      MORTGAGE                                   % OF POOL
    (%)                LOANS         PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
--------------------------------------------------------------------------------
September 2005          2,779          $1,054,137,929.06           92.01%
October 2005               70              37,944,795.64            3.31
November 2005              77              44,206,300.45            3.86
December 2005              17               9,414,150.00            0.82
--------------------------------------------------------------------------------
TOTAL:                  2,943          $1,145,703,175.15          100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          NEXT PAYMENT ADJUSTMENT DATE
--------------------------------------------------------------------------------
                       # OF
                      MORTGAGE                                   % OF POOL
    (%)                LOANS         PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
--------------------------------------------------------------------------------
November 2005             1                $614,433.01            0.05%
December 2005             4               1,022,640.81            0.09
March 2006                3               1,351,128.20            0.12
April 2006               21               6,658,355.47            0.58
May 2006                525             173,292,236.09           15.13
June 2006               945             316,752,017.74           27.65
July 2006               417             149,187,381.14           13.02
August 2006             371             146,378,232.54           12.78
September 2006          597             316,754,790.15           27.65
October 2006             59              33,691,960.00            2.94
--------------------------------------------------------------------------------
TOTAL:                2,943          $1,145,703,175.15          100.00%
--------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                     RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY - MORTGAGE POOL 2
--------------------------------------------------------------------------------
                 SARM 2005-19XS - COLLATERAL SUMMARY FOR POOL 2
                         AS OF STATISTICAL CUT-OFF DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                       1,998                   OCCUPANCY STATUS
TOTAL OUTSTANDING LOAN BALANCE    $608,884,502.61                   Primary Home                                         71.07%
AVERAGE LOAN PRINCIPAL BALANCE           $304,747                   Investment                                           21.84%
PREPAYMENT PENALTY                         32.46%                   Second Home                                           7.09%
WEIGHTED AVERAGE COUPON                    6.120%
WEIGHTED AVERAGE ORIGINAL RATE             1.324%
WEIGHTED AVERAGE MARGIN                    2.799%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)          360                   GEOGRAPHIC DISTRIBUTION
WEIGHTED AVERAGE REMAINING TERM (MO.)         356                   (Other states account individually for less than
                                                                    4% of the Cut-off
                                                                    Date principal
WEIGHTED AVERAGE LOAN AGE (MO.)                 4                   balance.)
ORIGINAL LTV >80 AND MI                   100.00%                   California                                           37.71%
WEIGHTED AVERAGE ORIGINAL LTV              75.40%                   Florida                                              14.06%
NON-ZERO WEIGHTED AVERAGE FICO                706                   Virginia                                              7.21%
PAYMENT CAP                                 7.50%                   Nevada                                                4.92%
ORIGINAL MONTHS TO RECAST (MO.)                60                   New Jersey                                            4.74%
INDEX - 1- MONTH LIBOR                    100.00%
                                      Countrywide
ORIGINATORS                                 (100%)                  LIEN POSITION
INITIAL AND SUBSEQUENT CAPS                  None                   First                                               100.00%
--------------------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                      COLLATERAL CHARACTERISTICS FOR POOL 2
--------------------------------------------------------------------------------
 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                          SCHEDULED PRINCIPAL BALANCES
-------------------------------------------------------------------------------------------
                                 # OF MORTGAGE                               % OF POOL
             ($)                     LOANS         PRINCIPAL BALANCE ($)  PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------
0.01 - 50,000.00                       14                $522,686.70            0.09%
50,000.01 - 100,000.00                108               8,951,411.56            1.47
100,000.01 - 150,000.00               266              33,626,315.59            5.52
150,000.01 - 200,000.00               281              49,431,773.58            8.12
200,000.01 - 250,000.00               285              63,677,901.68           10.46
250,000.01 - 300,000.00               242              66,239,072.40           10.88
300,000.01 - 350,000.00               225              72,600,924.30           11.92
350,000.01 - 400,000.00               147              54,908,835.71            9.02
400,000.01 - 450,000.00               101              42,878,220.58            7.04
450,000.01 - 500,000.00                79              37,513,684.15            6.16
500,000.01 - 550,000.00                67              35,071,011.55            5.76
550,000.01 - 600,000.00                44              25,255,822.00            4.15
600,000.01 - 650,000.00                37              23,300,865.83            3.83
650,000.01 - 700,000.00                24              15,925,595.31            2.62
700,000.01 - 750,000.00                 9               6,541,936.15            1.07
750,000.01 - 800,000.00                 7               5,399,493.69            0.89
800,000.01 - 850,000.00                13              10,701,102.87            1.76
850,000.01 - 900,000.00                 7               6,151,445.38            1.01
900,000.01 - 950,000.00                 6               5,492,408.39            0.90
950,000.01 - 1,000,000.00              10               9,798,960.77            1.61
1,000,000.01 - 1,250,000.00            10              10,690,609.74            1.76
1,250,000.01 - 1,500,000.00             9              12,752,878.05            2.09
1,500,000.01 - 1,750,000.00             6               9,649,406.29            1.58
1,750,000.01 - 2,000,000.00             1               1,802,140.34            0.30
-------------------------------------------------------------------------------------------
TOTAL:                              1,998            $608,884,502.61          100.00%
-------------------------------------------------------------------------------------------

Min.: $23,837
Max: $1,802,140
Avg.: $304,747
-------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 2 (CONTINUED)
--------------------------------------------------------------------------------
Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             CURRENT MORTGAGE RATES
--------------------------------------------------------------------------------
                      # OF MORTGAGE                             % OF POOL
       (%)               LOANS      PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
--------------------------------------------------------------------------------
1.501 - 2.000              21           $6,298,401.73               1.03%
2.001 - 2.500              12            2,751,957.60               0.45
2.501 - 3.000               6            1,334,620.54               0.22
3.001 - 3.500               3              355,300.89               0.06
3.501 - 4.000               1              307,818.49               0.05
4.001 - 4.500               2              506,950.36               0.08
4.501 - 5.000              14            3,937,046.22               0.65
5.001 - 5.500             126           36,522,906.34               6.00
5.501 - 6.000             679          219,464,338.94              36.04
6.001 - 6.500             614          192,803,284.99              31.67
6.501 - 7.000             479          134,782,763.20              22.14
7.001 - 7.500              36            8,225,265.55               1.35
7.501 - 8.000               5            1,593,847.76               0.26
--------------------------------------------------------------------------------
TOTAL:                  1,998         $608,884,502.61             100.00%
--------------------------------------------------------------------------------

Min.: 1.750%
Max: 8.000%
Weighted Avg.: 6.120%
--------------------------------------------------------------------------------


Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 2 (CONTINUED)
--------------------------------------------------------------------------------
 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        ORIGINAL TERMS TO STATED MATURITY
--------------------------------------------------------------------------------
                 # OF MORTGAGE                              % OF POOL
     (MONTHS)         LOANS     PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
--------------------------------------------------------------------------------
360                   1,998      $608,884,502.61             100.00%
--------------------------------------------------------------------------------
TOTAL:                1,998      $608,884,502.61             100.00%
--------------------------------------------------------------------------------

Min.: 360
Max.: 360
Weighted Avg.: 360
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       REMAINING TERMS TO STATED MATURITY
--------------------------------------------------------------------------------
                 # OF MORTGAGE                              % OF POOL
     (MONTHS)         LOANS     PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
--------------------------------------------------------------------------------
350 - 355                 461     $148,408,073.22               24.37%
356 - 360               1,537      460,476,429.39               75.63
--------------------------------------------------------------------------------
TOTAL:                  1,998     $608,884,502.61              100.00%
--------------------------------------------------------------------------------

Min: 350
Max: 359
Weighted Avg.: 356
--------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 2 (CONTINUED)
--------------------------------------------------------------------------------
 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ORIGINAL LOAN-TO-VALUE RATIO
--------------------------------------------------------------------------------
                       # OF MORTGAGE                              % OF POOL
        (%)             LOANS           PRINCIPAL BALANCE ($)  PRINCIPAL BALANCE
--------------------------------------------------------------------------------
10.01 - 20.00              1                  $40,153.01             0.01%
20.01 - 30.00              8               2,744,845.77              0.45
30.01 - 40.00             11               2,324,534.27              0.38
40.01 - 50.00             42              11,580,875.78              1.90
50.01 - 60.00             87              31,087,460.48              5.11
60.01 - 70.00            260              96,672,190.93             15.88
70.01 - 80.00          1,371             413,937,059.03             67.98
80.01 - 90.00            147              33,904,535.29              5.57
90.01 - 100.00            71              16,592,848.05              2.73
--------------------------------------------------------------------------------
TOTAL:                 1,998            $608,884,502.61            100.00%
--------------------------------------------------------------------------------

Min.: 15.50%
Max: 95.00%
Weighted Avg: 75.40%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   FICO Score
--------------------------------------------------------------------------------
                     # OF MORTGAGE                                % OF POOL
                        LOANS           PRINCIPAL BALANCE ($)  PRINCIPAL BALANCE
--------------------------------------------------------------------------------
Not Available             1                 $103,046.25                0.02%
521 - 540                 1                  113,577.36                0.02
541 - 560                 1                  526,223.41                0.09
601 - 620                 8                2,821,935.22                0.46
621 - 640               147               41,493,033.89                6.81
641 - 660               177               56,739,271.67                9.32
661 - 680               309               99,762,024.57               16.38
681 - 700               320              102,663,433.58               16.86
701 - 720               267               78,956,672.45               12.97
721 - 740               237               68,036,419.17               11.17
741 - 760               212               67,412,860.12               11.07
761 - 780               176               53,421,981.33                8.77
781 - 800               107               28,477,041.16                4.68
801 - 820                33                7,854,358.32                1.29
821 - 840                 2                  502,624.11                0.08
--------------------------------------------------------------------------------
TOTAL:                1,998             $608,884,502.61              100.00%
--------------------------------------------------------------------------------

Min.: 521
Max.: 822
Non-Zero Weighted Avg.: 706
--------------------------------------------------------------------------------


Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 2 (CONTINUED)
--------------------------------------------------------------------------------
 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  LOAN PURPOSE
--------------------------------------------------------------------------------
                        # OF MORTGAGE                             % OF POOL
                            LOANS      PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
Purchase                      903        $273,707,247.85              44.95%
Cash Out Refinance            759         239,098,850.91              39.27
Rate/Term Refinance           336          96,078,403.85              15.78
--------------------------------------------------------------------------------
TOTAL:                      1,998        $608,884,502.61             100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PROPERTY TYPE
--------------------------------------------------------------------------------
                        # OF MORTGAGE                             % OF POOL
                            LOANS      PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
Single Family              1,115         $345,230,400.41              56.70%
PUD                          409          139,091,950.63              22.84
Condo                        350           85,623,924.88              14.06
2-4 Family                   124           38,938,226.69               6.40
--------------------------------------------------------------------------------
TOTAL:                     1,998         $608,884,502.61             100.00%
--------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 2 (CONTINUED)
--------------------------------------------------------------------------------
Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 STATES - TOP 10
--------------------------------------------------------------------------------
                    # OF MORTGAGE                                % OF POOL
                       LOANS         PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
California              585            $229,585,393.36              37.71%
Florida                 332              85,593,206.32              14.06
Virginia                135              43,893,756.84               7.21
Nevada                  110              29,976,186.22               4.92
New Jersey               95              28,857,303.12               4.74
Maryland                 58              18,973,231.74               3.12
Illinois                 65              16,661,732.26               2.74
Massachusetts            42              16,031,916.84               2.63
New York                 38              15,480,713.21               2.54
Washington               64              14,362,276.14               2.36
Other                   474             109,468,786.56              17.98
--------------------------------------------------------------------------------
TOTAL:                1,998            $608,884,502.61             100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               DOCUMENTATION TYPE
--------------------------------------------------------------------------------
                    # OF MORTGAGE                                % OF POOL
                       LOANS         PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
Full                   653            $167,761,537.28               27.55%
Limited              1,205             398,782,442.87               65.49
Stated                 139              42,003,174.15                6.90
No Documentation         1                 337,348.31                0.06
--------------------------------------------------------------------------------
TOTAL:               1,998            $608,884,502.61              100.00%
--------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 2 (CONTINUED)
--------------------------------------------------------------------------------
 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  GROSS MARGIN
--------------------------------------------------------------------------------
                    # OF MORTGAGE                                % OF POOL
        (%)            LOANS         PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
0.501 - 1.000             2                $506,950.36             0.08%
1.001 - 1.500             9               2,719,320.31             0.45
1.501 - 2.000            48              15,306,568.44             2.51
2.001 - 2.500           485             156,684,771.40            25.73
2.501 - 3.000           738             228,331,989.13            37.50
3.001 - 3.500           654             191,194,040.40            31.40
3.501 - 4.000            48              10,826,102.39             1.78
4.001 - 4.500            12               2,875,867.21             0.47
4.501 - 5.000             2                 438,892.97             0.07
--------------------------------------------------------------------------------
TOTAL:                1,998            $608,884,502.61           100.00%
--------------------------------------------------------------------------------

Min: 0.975%
Max: 4.625%
Weighted Avg: 2.799%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  MAXIMUM RATE
--------------------------------------------------------------------------------
                    # OF MORTGAGE                                % OF POOL
        (%)            LOANS         PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
5.501 - 6.000             1               $206,784.40                0.03%
9.501 - 10.000        1,979            604,341,538.49               99.25
10.001 - 10.500          12              2,294,634.09                0.38
10.501 - 11.000           1                236,155.76                0.04
11.001 - 11.500           1                172,228.08                0.03
11.501 - 12.000           3              1,042,219.14                0.17
12.501 - 13.000           1                590,942.65                0.10
--------------------------------------------------------------------------------
TOTAL:                1,998           $608,884,502.61              100.00%
--------------------------------------------------------------------------------

Min: 6.000%
Max: 12.950%
Weighted Avg:   9.957%
--------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 2 (CONTINUED)
--------------------------------------------------------------------------------
 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      FLOOR
--------------------------------------------------------------------------------
                    # OF MORTGAGE                                % OF POOL
        (%)            LOANS         PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
0.501 - 1.000             2                $506,950.36              0.08%
1.001 - 1.500             9               2,719,320.31              0.45
1.501 - 2.000            48              15,306,568.44              2.51
2.001 - 2.500           485             156,684,771.40             25.73
2.501 - 3.000           738             228,331,989.13             37.50
3.001 - 3.500           654             191,194,040.40             31.40
3.501 - 4.000            48              10,826,102.39              1.78
4.001 - 4.500            12               2,875,867.21              0.47
4.501 - 5.000             2                 438,892.97              0.07
--------------------------------------------------------------------------------
TOTAL:                1,998            $608,884,502.61            100.00%
--------------------------------------------------------------------------------

Min: 0.970%
Max: 4.620%
Weighted Avg: 2.798%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           NEGATIVE AMORTIZATION LIMIT
--------------------------------------------------------------------------------
                    # OF MORTGAGE                                % OF POOL
        (%)            LOANS         PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
110%                    38              $15,480,713.21              2.54%
115%                 1,960              593,403,789.40             97.46
--------------------------------------------------------------------------------
TOTAL:               1,998             $608,884,502.61            100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              INITIAL TEASER PERIOD
--------------------------------------------------------------------------------
                    # OF MORTGAGE                                % OF POOL
        (%)            LOANS         PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
1 month               1,656           $513,309,025.38               84.30%
3 months                342             95,575,477.23               15.70
--------------------------------------------------------------------------------
TOTAL:                1,998           $608,884,502.61              100.00%
--------------------------------------------------------------------------------

Of the loans that have a 1 month teaser period, none of the loans are still in their teaser period, and of the loans with a 3 month teaser period, 11.56% of the loans are still in their teaser period.
--------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 2 (CONTINUED)
--------------------------------------------------------------------------------
Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            NEXT RATE ADJUSTMENT DATE
--------------------------------------------------------------------------------
                    # OF MORTGAGE                                % OF POOL
        (%)            LOANS         PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
September 2005          1,998           $608,884,502.61            100.00%
--------------------------------------------------------------------------------
TOTAL:                  1,998           $608,884,502.61            100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          NEXT PAYMENT ADJUSTMENT DATE
--------------------------------------------------------------------------------
                    # OF MORTGAGE                                % OF POOL
        (%)            LOANS         PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
November 2005             3               $846,836.49               0.14%
December 2005             5              1,668,569.48               0.27
January 2006              3              1,446,802.50               0.24
February 2006            55             16,837,993.27               2.77
March 2006              280             91,423,610.26              15.01
April 2006              115             36,184,261.22               5.94
May 2006                286             87,915,317.95              14.44
June 2006               939            282,789,593.07              46.44
July 2006               311             89,476,223.75              14.70
August 2006               1                295,294.62               0.05
--------------------------------------------------------------------------------
TOTAL:                1,998           $608,884,502.61             100.00%
--------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

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